UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 11, 2005

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

[  ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 11, 2005, Franklin Covey Co. (the Company) announced its financial results for the quarter ended November 27, 2004. A copy of the earnings release is being furnished as exhibit 99.1 to this current report on Form 8-K.

The information in this Report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

The Company’s annual meeting of shareholders will not be held on January 21, 2005 as previously announced. The annual meeting will be rescheduled upon completion of the review process for the preliminary Proxy Statement, which was filed with the Securities and Exchange Commission on December 8, 2004. Shareholders of the Company will be provided with a notice regarding the rescheduled annual meeting date after the new dated is determined.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Earnings release dated January 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN COVEY CO.

Date: January 11, 2005

/s/ STEPHEN D. YOUNG
Stephen D. Young Chief Financial Officer